Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of John B. Sanfilippo & Son, Inc. (the “Company”) on Form 10-K for the quarter ended September 29, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Valentine, Executive Vice President Finance, Chief Financial Officer, Secretary and Director, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
November 14, 2005

/s/ Michael J. Valentine Michael J. Valentine
Executive Vice President Finance
Chief Financial Officer and Secretary